BBH TRUST

BBH SELECT SERIES - LARGE CAP FUND

Class I Shares (BBLIX)

SUPPLEMENT DATED JANUARY 29, 2024 TO THE

PROSPECTUS

DATED FEBRUARY 28, 2023

The following information supplements, and, to the extent inconsistent therewith, supersedes, certain information in the Prospectus.

Effective January 29, 2024, the Prospectus is amended as follows:

1. The section captioned "Investment Adviser" beginning on page 10 is deleted in its entirety and replaced with the following:

INVESTMENT ADVISER

BBH&Co., through a separately identifiable department, serves as the Fund’s investment adviser.

Portfolio Manager

Name	BBH&Co. Title	Portfolio Manager of the Fund Since
Scott Hill	Principal	2024

2. The section captioned “Portfolio Manager” on page 21 is deleted in its entirety and replaced with the following:

Portfolio Managers

Mr. Scott Hill serves as portfolio manager of the Fund.

Mr. Hill is a Principal of BBH&Co. with 22 years of investment experience. Mr. Hill holds a BS from the University of Utah and a JD from Boston University School of Law. He joined BBH&Co. in 2003. From 2003 to 2007 Mr. Hill served as a Senior Vice President. From 2007 to 2023 Mr. Hill served as a Managing Director. Mr. Hill has been a Principal since 2024.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, management of other accounts and ownership of shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.